SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) June 18, 1997
                                                          -------------

                          FBR Capital Corporation
                          -----------------------
             (Exact name of registrant as specified in its charter)


                                     Nevada
                 ----------------------------------------------
                 (State or other jurisdiction of Incorporation)



          33-58694                                13-3465289
    ------------------------           ---------------------------------
    (Commission File Number)           (IRS Employer Identification No.)



14988 N. 78th Way, Suite 203, Scottsdale, AZ                       85260
 ----------------------------------------                        ----------
 (Address of principal executive offices)                        (Zip Code)



 Registrant's telephone number, including area code            (602) 483-1466
                                                               --------------
                             Page 1 of 5 Total Pages

Item 2.              Acquisition or Disposition of Assets

On June 18, 1997, the Company disposed of assets in the completion of an exchange offer dated February 25, 1997 (the "Exchange Offer") with the holders of the Company's Series A Preferred Shares (the "Preferred Shares"), pursuant to which the holders tendered 515 Preferred Shares (99.6% of the Preferred Shares outstanding) in exchange for an aggregate of 341,445 shares of Parlux Fragrances, Inc. common stock ("Parlux Stock") owned by the Company, at an exchange ratio of 663 shares of Parlux Stock for each of the Preferred Shares. Prior to making the Exchange Offer, the Company owned 370,000 shares of Parlux Stock. It offered to exchange 342,771 of the Parlux shares for all 517 Preferred Shares outstanding and retained 27,229 Parlux shares. The holders of all but two
(2) of the Preferred Shares outstanding tendered their shares for exchange pursuant to the offer. The Company has to date delivered 340,119 Parlux Shares in the exchange and is holding 1326 Parlux Shares pending receipt of two (2) tendered Preferred Shares from the custodian thereof.

The Company made the Exchange Offer because it was required under the terms of the Preferred Shares to redeem them by June 27, 1997, for an aggregate redemption price of $2,895,200 ($5,600 per share). The holders of the majority of the Preferred Shares had the right to require that the Company be liquidated after that date and could require that the proceeds of the disposition of its assets be applied to payment of the redemption price. At the time of issuance of the Preferred Shares, the value of the Parlux Shares, if they could have then been registered for re-sale by the Company, was sufficient to cover the redemption price. Subsequently, the market price of the Parlux Shares declined substantially and has been insufficient, even when added to the amount of cash the Company has on hand to provide sufficient funds to pay the redemption price in full.

In the judgment of the Company's Board of Directors, the possibility of such a liquidation made the Company a significantly less attractive merger candidate than it would otherwise be and hindered the Company in negotiating any such transaction. Accordingly, the Board of Directors determined to undertake the Exchange Offer which has been completed, thereby eliminating all but two (2) of the Preferred Shares and the possibility of such a liquidation. With the completion of this transaction, in the judgment of the Directors, the Company has become a more attractive acquisition vehicle. However, there is no assurance that the Company will ever enter into a favorable business combination, that such a transaction will have a favorable effect on the value of the Company's common stock or that any such transaction will yield a benefit to preferred shareholders equal or greater than the amount of value surrendered as a result of participating in the Exchange Offer.

The effect of the consummation of the Exchange Offer is that the holders of the tendered Preferred Shares who have received their Parlux Shares no longer have any claim on the assets of the Company or any right to cause liquidation of the Company or to acquire any of its assets, which consist of its remaining 27,229 Parlux Shares, its cash and its U.S. Treasury securities. The Company eliminated potential redemption price claims in an aggregate amount of $2,884,000 by exchanging Parlux Shares with an aggregate value of $768,251.25 based on the closing price of Parlux Shares at June 18, 1997.Tender of the Preferred Shares also constituted a grant of a release to the officers, directors, employees and agents of the Company with respect to any and all claims which the tendering holder had or thereafter may have with respect to the Preferred Shares, the rights of the holders thereof and the Exchange Offer.


Shares Outstanding
------------------

Following completion of the Exchange Offer, the Company had issued and outstanding an aggregate of 4,661,998 shares of common stock and 2 shares of Series A preferred stock.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

            (a)    Financial Statements of Business Acquired.

                     Not Applicable

            (b)    Pro Forma Financial Information.

                     Pro Forma Balance Sheet at March 31, 1997

                     Notes to Pro Forma Balance Sheet

            (c)    Exhibits

                     None

Item 7(b)   Pro Forma Financial Information

                    Pro Forma Balance Sheet at March 31, 1997
                    -----------------------------------------

The following table sets forth the Company's unaudited balance sheet at March 31, 1997, and as adjusted on a pro forma basis assuming the consummation of the Exchange Offer.

                                                                        March 31, 1997
                                                                         (Unaudited)
                                                              --------------------------------------
                                                                                              As
                                                                Actual   Pro Forma(1)     Adjusted
                    ASSETS
Current Assets:
    Cash and Cash Equivalents                                $   35,322  $        -       $   35,322
    Investment in U.S. Government Treasury Bills                380,339           -          380,339
    Investment in Common Stock of Parlux Fragrances, Inc.       901,875     (826,743)(3)      75,132
    Receivable from Acquiror of Discontinued Operations               -           -                -
    Other Current Assets                                         27,847           -           27,847
                                                              ---------   ----------      ----------

        Total Assets                                         $1,345,383  $  (826,743)    $   518,640
                                                              ---------   ----------      ----------

     LIABILITIES AND SHAREHOLDERS' EQUITY
                  (DEFICIT)

 Current Liabilities:
     Accounts Payable                                         $  22,881   $       -      $    22,881
     Accrued Expenses                                            48,545           -      $    48,545
     Convertible Note Payable                                    19,500           -           19,500
                                                              ---------   ----------      ----------

        Total Current Liabilities                                90,926   $       -           90,926
                                                              ---------   ----------      ----------

Series A Redeemable Preferred Stock:
    $0.01 par value, 529 shares authorized,
    517 shares issued and outstanding at
    liquidation value of $5,600 per share                     2,895,200   (2,884,000)(2)      11,200
                                                              ---------   ----------      ----------

Stockholders' Equity (Deficit):
    Preferred stock, $0.01 par value, 10,000,000 shares
    authorized, no shares outstanding except 517 shares
    issued as Series A Redeemable Preferred Stock                    -            -                -

    Common stock, $0.005 par value, 16,777,667 Shares
    authorized, 4,648,205 shares issued and outstanding          23,241           -           23,241
    Additional Paid-In Capital                                7,245,850           -        7,245,850
    Accumulated Deficit                                      (6,065,459)    (550,346)     (6,615,805)
    Unrealized Loss on Investment                            (2,844,375)   2,607,603 (3)    (236,772)

        Total Stockholders' Equity (Deficit)                 (1,640,743)   2,057,257         416,514
                                                              ---------   ----------      ----------

        Total Liabilities and Stockholders' Equity (Deficit) $1,345,383   $ (826,743)       $518,640
                                                              ---------   ----------      ----------

        The accompanying notes are an integral part of this balance sheet

               Notes to Pro Forma Balance Sheet at March 31, 1997
               --------------------------------------------------

      (1) As adjusted to reflect the exchange of 341,445 shares of Parlux common stock to the preferred shareholders for 515 shares of Preferred Stock. Assumes exchange of all but 2 outstanding shares of Preferred Stock.
      (2) As adjusted for the exchange of Parlux shares for the Preferred Stock having a mandatory redemption feature.
      (3)   Represents Parlux common stock on a pro forma and as adjusted basis.





                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


July 18, 1997                               FBR Capital Corporation
                                            -----------------------
                                                 (Registrant)


                                            /s/ Charles D. Snead, Jr.
                                            -------------------------
                                            Charles D. Snead, Jr., President
                                            (Chief Executive, Financial
                                                and Accounting Officer)
                                       -5-